UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011

Vanguard Wellesley® Income Fund

> Vanguard Wellesley Income Fund returned about 5% for the fiscal year ended September 30, 2011.

> The fund’s result modestly trailed that of its benchmark but surpassed the average return of its peer funds.

> The stock portion of Wellesley’s portfolio provided a major boost, as it easily outperformed the overall U.S. stock market.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Trustees Approve Advisory Agreement.	35
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	4.86%
Admiral™ Shares	4.90
Wellesley Composite Index	5.41
Mixed-Asset Target Allocation Conservative Funds Average	0.88

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.60	$21.82	$0.823	$0.000
Admiral Shares	52.34	52.86	2.029	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund returned about 5% for its fiscal year ended September 30, 2011, modestly trailing its benchmark, the Wellesley Composite Index, but far ahead of the average return of its peer funds.

Wellesley’s advisor, Wellington Management Company, llp, managed a portfolio of bonds and stocks that performed well considering the fund’s exposure to an often volatile stock market. While overall returns from stocks were barely above water for the 12-month period, the fund’s equity portfolio, which makes up about one-third of fund assets, gained close to 6%, while its stock benchmark, the FTSE High Dividend Yield Index, rose nearly 7%. Wellesley’s bond portfolio, which makes up about two-thirds of the fund, returned about 4%, slightly behind its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index.

Wellesley’s 30-day SEC yield for Investor Shares rose to 3.26% (as of September 30) from 2.81% a year earlier, while the yield for Admiral Shares rose to 3.32% from 2.86%. The rise in yields reflected rising corporate dividend payments.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied
as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

The fund’s bond performance was slightly behind its yardstick
Wellesley Income Fund seeks to provide a high, sustainable level of current income along with the potential for long-term capital appreciation. The fund’s longtime advisor, Wellington Management Company, invests in both high-quality bonds and dividend-paying stocks in a mix that changes modestly as the fund’s holdings fluctuate in value and the advisor repositions the portfolio.

For the recently concluded fiscal year, the advisor maintained a bond allocation within a few percentage points of 60%.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.28%	0.21%	0.85%

The fund expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

The fund’s fixed income portfolio returned about 4%, slightly less than its bond benchmark.

The fund’s bond performance was also well below that of the overall U.S. bond market, which was powered by a rally in U.S. Treasury securities. The fund, which emphasizes corporate bonds rather than federal government debt to generate income, held bonds in the insurance, industrial, electric, and taxable municipal bond sectors that detracted slightly from returns relative to the benchmark. The fund also maintained a smaller allocation to non-U.S. fixed income securities compared to the benchmark. Many foreign bonds have offered higher yields than their U.S. counterparts, attracting interest from investors worldwide.

Wellesley’s stock holdings outperformed the overall market
Wellesley’s stock portfolio, which made up about 36% of fund assets at the end of the period, returned 5.6%. That result was far above the overall U.S. stock market’s return of less than 1%, but it trailed the performance of the fund’s equity bench-mark by a bit more than 1 percentage point. As risk aversion pervaded the market in the second half of the fiscal year and the low-interest-rate environment persisted, investors favored the dividend-rich stocks of larger, more stable companies.

Total Returns
Ten Years Ended September 30, 2011

Average
Annual Return
Wellesley Income Fund Investor Shares	6.15%
Wellesley Composite Index	5.47
Mixed-Asset Target Allocation Conservative Funds Average	3.55

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Energy stocks (+15%) were Wellesley’s star equity performers. Big oil companies were among the biggest contributors to return as the integrated-energy giants shrugged off the retreat in still high oil prices.

The advisor’s selections among semiconductor suppliers allowed its information technology portfolio (+15%) to outperform the IT stocks in the FTSE index by a large margin. Other positive contributions came from the retail arena, as the market responded favorably to an uptick in consumer spending.

Financial companies were the poorest performers during the fiscal year, but the fund’s financial holdings did better. For example, the advisor’s selections in the insurance industry gained about 10%—a sharp contrast to the –9% loss posted by insurance companies listed in the FTSE index.

However, selections in two sectors—industrials and health care—weighed down fund performance relative to the benchmark. The fund’s industrial holdings performed poorly, returning –9%. And within the health care sector, pharmaceutical companies whose stock prices fell were notable detractors.

The fund has managed to benefit from the best of both worlds
As we so often note, performance over the long term is what counts, and Wellesley Income Fund’s performance over the past ten years has been outstanding. Historically, an all-stock portfolio has typically done better than an all-bond portfolio over longer periods. But two severe bear markets crimped the returns from stocks over the past decade, giving less volatile bonds an advantage. Wellesley’s emphasis on bonds thus helped its performance during the period.

But because of its strong security selection, the advisor managed to outperform both the overall U.S. stock and bond markets without making dramatic changes to the fund’s relatively steady mix of approximately two-thirds bonds and one-third stocks. The broad stock market returned about 4% on average annually over the ten-year period ended September 30, 2011, while the broad taxable bond market returned about 5.5%. Wellesley Investor Shares recorded an average annual return of about 6%, which was also higher than the return of the unmanaged Wellesley Composite Index (5.5%) and the average return of the fund’s peer group (3.6%).

This impressive record vividly illustrates the benefit of balanced investing. Often, bonds do well when stocks are suffering, and vice versa. In a balanced fund, stocks and bonds are combined in one portfolio in an effort to smooth out the ups and downs of the markets while still providing growth and income. Through two severe downturns in the stock market and the tumult in the credit markets during the 2007–2009 financial crisis, Wellesley Income Fund steered a steady course that delivered reliable income and, in all but one of the ten fiscal years, a positive 12-month return.

Wellesley’s consistent, prudent approach is a credit to Wellington Management Company, the fund’s advisor since its inception on July 1, 1970. Wellington employs experienced professionals who have an established track record in buying investment-grade corporate bonds and stocks of proven, dividend-paying companies. The fund’s ongoing cost advantage, one shared by all Vanguard funds, has also been an important contributor, allowing more of your fund’s returns to be passed on to you.

A balanced, prudent approach never goes out of style
As seasoned investors know, long-term investing means experiencing some adversity as well as prosperity. And while the financial markets are always unpredictable, they have been especially volatile in recent years. The time-tested way to keep your portfolio on track is to maintain a balanced approach—one characterized by Vanguard Wellesley Income Fund’s income-plus-growth strategy.

Throughout its long tenure as the advisor to Wellesley, through all kinds of markets, Wellington Management has consistently emphasized the principles of balance, diversification, low turnover, and low costs. Wellesley’s longtime shareholders have been rewarded with both consistent income and opportunities for growth.

We hope you can apply Wellesley’s proven approach to your investment plan as a whole. No matter what your long-term goals and tolerance for risk, this prudent method can be used to help build enduring wealth.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2011

Advisor’s Report

Investor Shares of the Wellesley Income Fund returned 4.86% for the fiscal year ended September 30, 2011. The composite benchmark returned 5.41%. The fund’s fixed income holdings returned 4.09% for the year, trailing the 4.39% return of the bond portfolio’s benchmark. Wellesley’s stock portfolio returned 5.57%, lagging its equity benchmark return of 6.83%.

Investment environment
Early in the fiscal year, the fixed income markets enjoyed renewed health and liquidity. Prices on the most distressed sectors of the market—commercial mortgage-backed securities, residential mortgage-backed securities (MBS), and high-yield bonds—provided the most attractive returns. Despite the sovereign debt crisis in Europe, the U.S. bond markets behaved as if they were immune to potential contagion. Prices and demand recovered enough for the Federal Reserve to begin liquidating its Maiden Lane non-agency residential mortgagesecurities, the Treasury to start liquidating its agency MBS holdings, and the Federal Reserve to convert its mortgage holdings into Treasury holdings. Investment-grade corporate bonds, where we concentrate our investments, performed well as healthy corporate earnings, access to cheap capital and funding, and strong balance sheets supported lower risk premiums and narrower credit spreads.

Equity markets also benefited from favorable marketplace sentiment early in the period, and U.S. stocks, as defined by the S&P 500 Index, recorded healthy gains. But then the environment changed. The second half of the fund’s fiscal year proved far less kind to the capital markets than the first had been. Equities tumbled and so-called safe-haven assets, such as U.S. Treasuries, rallied.

Higher oil prices caused by unrest in the Middle East and North Africa and business interruptions from the Japanese earthquake and tsunami overshadowed faltering economic growth. Sovereign credit concerns, originally thought to be isolated in Europe, increased as European Central Bank and European Union actions to provide liquidity did little to convince investors that these efforts would have lasting effects. This concern eventually extended to the banks heavily invested in the bonds of the troubled countries. We saw a somewhat messy resolution to the U.S. debt-ceiling debate, which led to a downgrade of the U.S. credit rating by Standard & Poor’s. In the midst of this, we learned that economic conditions were weaker than had been predicted. The prevailing investment theme quickly reverted back to risk reduction and liquidity preservation.

The residential mortgage market remains broken. The backlog of homes unsold, moving through foreclosure, or likely to enter this process is high. The outlook for the housing market is not meaningfully better, as the future of Fannie Mae and Freddie Mac remains uncertain and prospective mortgage underwriting rules are largely undetermined. The asset-backed sector is less troubled, with most issuance in the auto and student loan sectors. Issuance of credit card asset-

backed securities is minimal as banks choose to retain these assets. As expected, issuance of non-agency residential mortgage securities has also been subdued.

The fund’s successes
The bond portion of the fund delivered a positive absolute return, although relative results were slightly behind those of the fund’s high-quality corporate bond bench-mark. Sector allocation helped relative returns, including out-of-benchmark positions in mortgage-backed securities.

In the stock portfolio, security selection within information technology (IT) and financials contributed most. Within IT, Maxim Integrated Products and Taiwan Semiconductor were among the standouts. Maxim, a leading international supplier of quality analog and mixed-signal semiconductors, was the top relative contributor for the period, based on good quarterly results and a solid business outlook. We continue to own the company because our long-term thesis on growth and margin improvement is still on track. Taiwan Semiconductor performed well, retaining its strong competitive position within the semiconductor industry. We eliminated our position because the shares were fully valued and the supply-demand balance in the semiconductor foundry business was becoming unfavorable.

Within financials, insurance brokerage company Marsh & McLennan remained strong on expectations of a firming pricing environment. We continue to hold our position because we believe the company is entering a period of significant acceleration in revenues and earnings as demand picks up. In addition, the start of a strong insurance pricing cycle based on the spike in natural disasters should increase commission revenues. The stock offers an attractive price/earnings multiple, strong earnings growth, and high-quality cash generation.

The fund’s shortfalls
In the bond portion of the fund, security selection detracted most from relative returns. Our holdings in the insurance sector, in particular, underperformed their counterparts within the benchmark.

In the stock portfolio, health care and industrials were the laggards. Within health care, Merck and AstraZeneca detracted most. Merck shares came under pressure because of concerns regarding patent expirations and new drug approvals.

We have added to our position on this weakness. We also continue to hold AstraZeneca. The company’s long-term outlook remains bright, buttressed by protected products such as Crestor, as well as growth opportunities in emerging markets. The shares are attractively valued and offer a solid dividend yield. Within industrials, Waste Management and 3M underperformed. Waste Management’s shares fell because of lower volumes and weaker pricing, leading to lower-than-expected earnings results. We continue to hold the stock; the sector should hold up well because it is nondiscretionary and not dependent on government spending. Its dividend yield is also attractive.

The fund’s positioning
Within our corporate bond holdings, we remain broadly diversified and currently have overweight positions in consumer cyclicals, telecommunications, and utilities. We also have a modest overweight in REITs, which we have been reducing. Our biggest underweight positions are in banks and finance companies, sovereigns such as Italy, China, and South Korea, and noncorporate issues such as those from the supranationals.

Liquidity in the corporate bond market continues to be challenged during periods of uncertainty. We build it into the fund by holding more liquid securities such as Treasuries, agency MBS, and other bonds that can be converted to cash relatively quickly and at low transaction costs. Some of our corporate bond holdings, such as utility operating companies and consumer staples, are considered defensive; their prices and liquidity hold up relatively well in poor credit environments.

We are inclined to keep the average duration close to neutral versus the benchmark, as persistent government involvement in the markets (including negligible short-term rates, large asset purchases, and ongoing purchases of Treasury securities) makes outcomes difficult to predict. We still favor the corporate bond sector, as this component of the economy has weathered the cycle relatively well. As long as these companies continue to protect their balance sheets and maintain ample liquidity, their quality should hold up over the long term.

Within the equity portfolio, our most overweight sector positions relative to the benchmark index are in financials and consumer discretionary, and our most underweight are in utilities, industrials, and energy. Consumer staples is currently the biggest absolute sector weighting. Our largest purchases over the past 12 months included the energy firm Royal Dutch Shell, asset manager BlackRock, health care products giant Johnson & Johnson, telecommunications provider Vodafone, and consumer staples bellwether Procter & Gamble. Our sales included names that reached or approached our target prices, such as Toronto-Dominion Bank and Taiwan Semiconductor. We also sold Total SA and HSBC Holdings because of eroding fundamentals, and Marathon Oil because of its insufficient yield.

Respectfully,

John C. Keogh
Senior Vice President and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and Equity Portfolio Manager

Wellington Management Company, LLP

October 14, 2011

Wellesley Income Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWINX		VWIAX
Expense Ratio[1]	0.28%		0.21%
30-Day SEC Yield	3.26%		3.32%

Equity Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	61	427	3,717
Median Market Cap $52.5B		$79.5B	$28.7B
Price/Earnings Ratio	11.8x	12.7x	13.6x
Price/Book Ratio	1.9x	2.1x	1.9x
Return on Equity	20.8%	21.9%	19.1%
Earnings Growth Rate	3.0%	3.6%	7.3%
Dividend Yield	4.0%	3.7%	2.2%
Foreign Holdings	5.0%	0.0%	0.0%
Turnover Rate	48%	—	—
Short-Term Reserves	1.8%	—	—

Fixed Income Characteristics
		Barclays
		Credit
		A or	Barclays
		Better	Aggregate
	Fund	Index	Bond Index
Number of Bonds	560	2,635	7,844
Yield to Maturity
(before expenses)	3.2%	3.2%	2.4%
Average Coupon	4.6%	4.8%	4.1%
Average Duration	6.0 years	6.4 years	5.0 years
Average Effective
Maturity	9.5 years	9.7 years	7.2 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.74
Beta	0.93	0.36
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Chevron Corp.	Integrated Oil &
	Gas	4.6%
Johnson & Johnson	Pharmaceuticals	4.4
Merck & Co. Inc.	Pharmaceuticals	3.9
Royal Dutch Shell plc	Integrated Oil &
Class B	Gas	3.8
Home Depot Inc.	Home
	Improvement Retail	3.7
Pfizer Inc.	Pharmaceuticals	3.4
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.2
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
Kimberly-Clark Corp.	Household
	Products	3.0
Philip Morris
International Inc.	Tobacco	2.7
Top Ten		35.9%
Top Ten as % of Total Net Assets		13.1%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.25% for Investor Shares and 0.18% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	7.9%	6.5%	12.2%
Consumer Staples	20.7	20.5	11.0
Energy	12.7	13.5	10.3
Financials	10.0	4.9	14.3
Health Care	13.3	13.3	11.7
Industrials	12.2	14.0	10.6
Information
Technology	8.2	9.0	19.4
Materials	3.0	3.0	4.0
Telecommunication
Services	4.7	5.9	2.8
Utilities	7.3	9.4	3.7

Sector Diversification (% of fixed income portfolio)

Asset-Backed			4.3%
Commercial Mortgage-Backed			0.8
Finance			29.7
Foreign			3.1
Government Mortgage-Backed			9.9
Industrial			33.9
Treasury/Agency			5.8
Utilities			6.1
Other			6.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	16.0%
Aaa	7.3
Aa	23.2
A	37.9
Baa	13.4
Not Rated	2.2
For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellesley Income Fund Investor
Shares	4.86%	5.53%	6.15%	$18,157
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
Barclays Capital U.S. Aggregate Bond
Index	5.26	6.53	5.66	17,349

Wellesley Composite Index	5.41	4.42	5.47	17,027
Mixed-Asset Target Allocation
Conservative Funds Average	0.88	2.47	3.55	14,168

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

		Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral
Shares	4.90%	5.62%	6.24%	$91,606
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	73,544
Barclays Capital U.S. Aggregate
Bond Index	5.26	6.53	5.66	86,745
Wellesley Composite Index	5.41	4.42	5.47	85,137

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2011

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.500%	6/30/16	357,000	367,153	1.6%
	United States Treasury Note/Bond	4.750%	2/15/41	85,000	116,557	0.5%
	United States Treasury Note/Bond	4.375%	5/15/41	80,000	103,687	0.5%
					587,397	2.6%

Agency Notes †					237,022	1.0%

Conventional Mortgage-Backed Securities
[1,2,3] Freddie Mac Gold Pool		3.500%	10/1/41	366,000	375,721	1.6%
[1,2,3] Freddie Mac Gold Pool		4.000%	6/1/13–8/1/41	966,360	1,013,201	4.4%
[1,2]	Freddie Mac Non Gold Pool	4.000%	2/1/41	2,788	2,922	0.0%
	Conventional Mortgage-Backed
	Securities—Other †				18,664	0.1%
					1,410,508	6.1%

Nonconventional Mortgage-Backed Securities
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,202	0.0%
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	83,595	0.4%
	Nonconventional Mortgage-Backed
	Securities—Other †				21,403	0.1%
					109,200	0.5%
Total U.S. Government and Agency Obligations (Cost $2,198,089)					2,344,127	10.2%
Asset-Backed/Commercial Mortgage-Backed Securities
[1,4]	Citibank Omni Master Trust	3.350%	8/15/16	41,580	42,334	0.2%
[1,4]	GE Equipment Small Ticket LLC	1.450%	1/21/18	13,388	13,498	0.1%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				556,556	2.4%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $606,338)					612,388	2.7%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.625%–7.375%	1/15/13–5/13/21	192,540	180,309	0.8%
Bank One Corp.	7.750%	7/15/25	25,000	29,042	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,436	0.1%
Citigroup Inc.	3.953%–8.500%	1/15/15–7/15/39	263,157	261,891	1.1%
Goldman Sachs Group Inc.	3.625%–7.500%	10/15/13–2/1/41	254,723	257,634	1.1%
1 JPMorgan Chase & Co.	3.150%–7.900%	9/15/14–12/29/49	232,325	244,920	1.1%
Merrill Lynch & Co. Inc.	5.000%–6.875%	2/3/14–1/29/37	77,000	69,936	0.3%
Morgan Stanley	3.800%–7.300%	5/13/14–4/1/32	243,425	239,555	1.0%
Wachovia Bank NA	4.800%	11/1/14	19,640	20,917	0.1%
Wachovia Corp.	4.875%–6.605%	2/15/14–10/1/25	58,245	62,977	0.3%
Wells Fargo & Co.	3.625%–5.625%	10/1/14–12/11/17	95,400	103,688	0.5%
Wells Fargo Bank NA	5.950%	8/26/36	25,000	26,578	0.1%
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	35,374	0.2%
4 Banking—Other †				1,553,295	6.7%
Brokerage †				26,541	0.1%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	75,000	85,104	0.4%
General Electric
Capital Corp.	2.950%–6.875%	1/15/13–1/10/39	184,045	195,725	0.8%
Finance Companies—Other †				12,640	0.1%
4 Insurance †				586,580	2.5%
Other Finance †				25,967	0.1%
4 Real Estate Investment Trusts †				182,288	0.8%
				4,218,397	18.3%
Industrial
Basic Industry †				116,675	0.5%
4 Capital Goods †				393,956	1.7%
Communication
AT&T Inc.	2.500%–6.550%	8/15/15–9/1/40	173,047	188,872	0.8%
BellSouth Corp.	6.000%	11/15/34	34,000	36,901	0.2%
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,944	0.1%
4 Communication—Other †				825,970	3.6%
Consumer Cyclical
Home Depot Inc.	3.950%–5.400%	3/1/16–9/15/20	10,500	11,499	0.1%
4 Consumer Cyclical—Other †				744,950	3.2%
Consumer Noncyclical
Bestfoods	6.625%	4/15/28	25,000	34,276	0.1%
Johnson & Johnson	2.150%–6.730%	5/15/13–11/15/23	35,895	42,870	0.2%
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	30,887	0.1%
Kraft Foods Inc.	4.125%–6.875%	11/1/11–2/9/40	50,626	58,013	0.3%
Merck & Co. Inc.	3.875%–5.300%	12/1/13–1/15/21	78,570	87,714	0.4%
Pfizer Inc.	5.350%–6.200%	3/15/15–3/15/19	48,210	57,802	0.2%
Philip Morris
International Inc.	4.125%–4.500%	3/26/20–5/17/21	40,705	44,713	0.2%
Unilever Capital Corp.	4.250%	2/10/21	78,185	89,058	0.4%
Wyeth	5.950%	4/1/37	15,000	19,134	0.1%
4 Consumer Noncyclical—Other †				1,034,232	4.5%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Energy
Burlington Resources
Finance Co.	6.500%	12/1/11	25,000	25,211	0.1%
ConocoPhillips	7.000%	3/30/29	11,500	15,320	0.1%
ConocoPhillips Canada
Funding Co. I	5.625%	10/15/16	25,000	29,010	0.1%
Shell International
Finance BV	3.100%–4.375%	6/28/15–3/25/20	56,000	61,070	0.3%
Texaco Capital Inc.	8.625%	4/1/32	25,000	40,186	0.2%
4 Energy—Other †				211,412	0.9%
4 Other Industrial †				25,428	0.1%
Technology †				464,372	2.0%
4 Transportation †				72,444	0.3%
				4,793,919	20.8%
Utilities
4 Electric †				770,641	3.3%
4 Natural Gas †				99,571	0.4%
				870,212	3.7%
Total Corporate Bonds (Cost $9,220,124)				9,882,528	42.8%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $408,224) †				444,611	1.9%
Taxable Municipal Bonds (Cost $ 767,440) †				901,260	3.9%

			Shares
Common Stocks
Consumer Discretionary
Home Depot Inc.			9,279,890	305,030	1.3%
McDonald’s Corp.			2,280,970	200,315	0.9%
Mattel Inc.			3,507,040	90,797	0.4%
Consumer Discretionary—Other †				59,203	0.2%
				655,345	2.8%
Consumer Staples
Kimberly-Clark Corp.			3,479,180	247,057	1.1%
Philip Morris International Inc.			3,648,250	227,578	1.0%
Kraft Foods Inc.			6,226,210	209,076	0.9%
Sysco Corp.			6,664,390	172,608	0.7%
Unilever NV			5,322,070	167,592	0.7%
PepsiCo Inc.			2,439,780	151,022	0.6%
Altria Group Inc.			4,196,030	112,496	0.5%
Procter & Gamble Co.			1,666,880	105,313	0.5%
Imperial Tobacco Group plc			2,847,259	96,088	0.4%
General Mills Inc.			2,497,450	96,077	0.4%
HJ Heinz Co.			1,753,020	88,492	0.4%
Consumer Staples—Other †				41,909	0.2%
				1,715,308	7.4%
Energy
Chevron Corp.			4,145,010	383,496	1.7%
Royal Dutch Shell plc Class B			10,217,585	317,919	1.4%
ConocoPhillips			3,111,750	197,036	0.9%
Exxon Mobil Corp.			2,074,710	150,686	0.6%
				1,049,137	4.6%

Wellesley Income Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financials
Marsh & McLennan Cos. Inc.	10,138,540	269,077	1.2%
M&T Bank Corp.	1,841,010	128,687	0.5%
Chubb Corp.	1,990,530	119,412	0.5%
National Bank of Canada	1,633,070	108,918	0.5%
BlackRock Inc.	734,900	108,773	0.5%
JPMorgan Chase & Co.	793,800	23,909	0.1%
Financials—Other †		72,865	0.3%
		831,641	3.6%
Health Care
Johnson & Johnson	5,762,530	367,131	1.6%
Merck & Co. Inc.	9,937,410	325,053	1.4%
Pfizer Inc.	15,746,630	278,400	1.2%
AstraZeneca plc ADR	2,924,060	129,711	0.6%
		1,100,295	4.8%
Industrials
General Electric Co.	12,899,660	196,591	0.9%
3M Co.	2,352,930	168,917	0.7%
Waste Management Inc.	4,515,660	147,030	0.6%
Illinois Tool Works Inc.	3,403,700	141,594	0.6%
Eaton Corp.	3,652,450	129,662	0.6%
Industrials—Other †		224,405	1.0%
		1,008,199	4.4%
Information Technology
Intel Corp.	10,063,140	214,647	0.9%
Analog Devices Inc.	5,585,770	174,556	0.8%
Maxim Integrated Products Inc.	7,367,250	171,878	0.7%
Linear Technology Corp.	3,602,970	99,622	0.4%
Information Technology—Other †		16,233	0.1%
		676,936	2.9%
Materials
EI du Pont de Nemours & Co.	2,551,590	101,987	0.4%
Nucor Corp.	2,660,420	84,176	0.4%
Materials—Other †		66,397	0.3%
		252,560	1.1%
Telecommunication Services
AT&T Inc.	9,405,975	268,258	1.2%
Vodafone Group plc ADR	4,884,400	125,285	0.5%
		393,543	1.7%
Utilities
Xcel Energy Inc.	5,323,890	131,447	0.6%
NextEra Energy Inc.	1,797,810	97,118	0.4%
American Electric Power Co. Inc.	2,215,960	84,251	0.3%
Utilities—Other †		292,564	1.3%
		605,380	2.6%
Total Common Stocks (Cost $7,390,557)		8,288,344	35.9%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/30/11, Repurchase Value
$60,700,000, collateralized by
Federal Home Loan Mortgage Corp.
5.500%, 3/1/36, Federal National
Mortgage Assn. 3.817%, 9/1/40)	0.080%	10/3/11	60,700	60,700	0.3%
Deutsche Bank Securities, Inc.
(Dated 9/30/11, Repurchase Value
$76,000,000, collateralized by
U.S. Treasury Note/Bond 0.125%,
9/30/13)	0.050%	10/3/11	76,000	76,000	0.3%
HSBC Bank USA
(Dated 9/30/11, Repurchase Value
$119,201,000, collateralized by
Federal Home Loan Mortgage Corp.
4.500%–6.000%, 8/1/37–10/1/40)	0.080%	10/3/11	119,200	119,200	0.5%
RBS Securities, Inc.
(Dated 9/30/11, Repurchase Value
$163,002,000, collateralized by
Government National
Mortgage Assn. 1.950%–5.390%,
5/20/60–9/20/61)	0.140%	10/3/11	163,000	163,000	0.7%
				418,900	1.8%
Total Temporary Cash Investments (Cost $418,900)				418,900	1.8%
Total Investments (Cost $21,009,672)				22,892,158	99.2%
Other Assets and Liabilities
Other Assets[5]				658,143	2.9%
Liabilities				(479,151)	(2.1%)
				178,992	0.8%
Net Assets				23,071,150	100.0%

Wellesley Income Fund

At September 30, 2011, net assets consisted of:

Amount
($000)
Paid-in Capital	21,580,162
Overdistributed Net Investment Income	(17,728)
Accumulated Net Realized Losses	(367,856)
Unrealized Appreciation (Depreciation)
Investment Securities	1,882,486
Futures Contracts	(5,582)
Foreign Currencies	(332)
Net Assets	23,071,150

Investor Shares—Net Assets
Applicable to 452,566,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,874,546
Net Asset Value Per Share—Investor Shares	$21.82

Admiral Shares—Net Assets
Applicable to 249,651,443 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,196,604
Net Asset Value Per Share—Admiral Shares	$52.86

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2011.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate value of these securities was $1,704,807,000, representing 7.4% of net assets.
5 Cash of $6,878,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1]	291,008
Interest	546,226
Security Lending	1,865
Total Income	839,099
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,972
Performance Adjustment	1,404
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,783
Management and Administrative—Admiral Shares	12,643
Marketing and Distribution—Investor Shares	2,553
Marketing and Distribution—Admiral Shares	2,083
Custodian Fees	183
Auditing Fees	27
Shareholders’ Reports—Investor Shares	208
Shareholders’ Reports—Admiral Shares	64
Trustees’ Fees and Expenses	40
Total Expenses	44,960
Net Investment Income	794,139
Realized Net Gain (Loss)
Investment Securities Sold	299,736
Futures Contracts	(67,577)
Swap Contracts	3,138
Foreign Currencies	24
Realized Net Gain (Loss)	235,321
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(109,435)
Futures Contracts	(5,582)
Foreign Currencies	(337)
Change in Unrealized Appreciation (Depreciation)	(115,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	914,106
1 Dividends are net of foreign withholding taxes of $3,586,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	794,139	630,298
Realized Net Gain (Loss)	235,321	225,723
Change in Unrealized Appreciation (Depreciation)	(115,354)	1,011,445
Net Increase (Decrease) in Net Assets Resulting from Operations	914,106	1,867,466
Distributions
Net Investment Income
Investor Shares	(344,265)	(355,830)
Admiral Shares	(456,843)	(278,229)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(801,108)	(634,059)
Capital Share Transactions
Investor Shares	(263,041)	1,340,723
Admiral Shares	5,205,414	1,646,688
Net Increase (Decrease) from Capital Share Transactions	4,942,373	2,987,411
Total Increase (Decrease)	5,055,371	4,220,818
Net Assets
Beginning of Period	18,015,779	13,794,961
End of Period[1]	23,071,150	18,015,779
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($17,728,000) and ($12,683,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.60	$19.98	$19.60	$22.30	$21.95
Investment Operations
Net Investment Income	.819	.819	.914	.981	.933
Net Realized and Unrealized Gain (Loss)
on Investments	.224	1.622	.703	(2.421)	1.015
Total from Investment Operations	1.043	2.441	1.617	(1.440)	1.948
Distributions
Dividends from Net Investment Income	(.823)	(.821)	(.916)	(1.002)	(.926)
Distributions from Realized Capital Gains	—	—	(.321)	(.258)	(.672)
Total Distributions	(.823)	(.821)	(1.237)	(1.260)	(1.598)
Net Asset Value, End of Period	$21.82	$21.60	$19.98	$19.60	$22.30

Total Return[1]	4.86%	12.45%	9.01%	-6.72%	9.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,875	$10,061	$8,021	$7,281	$8,038
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.28%	0.31%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.76%	3.99%	5.00%	4.60%	4.21%
Portfolio Turnover Rate	48%[3]	30%	53%	27%	21%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, and 0.00%.
3 Includes 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$52.34	$48.41	$47.48	$54.02	$53.18
Investment Operations
Net Investment Income	2.021	2.019	2.259	2.430	2.312
Net Realized and Unrealized Gain (Loss)
on Investments	.528	3.936	1.713	(5.865)	2.454
Total from Investment Operations	2.549	5.955	3.972	(3.435)	4.766
Distributions
Dividends from Net Investment Income	(2.029)	(2.025)	(2.264)	(2.480)	(2.298)
Distributions from Realized Capital Gains	—	—	(.778)	(.625)	(1.628)
Total Distributions	(2.029)	(2.025)	(3.042)	(3.105)	(3.926)
Net Asset Value, End of Period	$52.86	$52.34	$48.41	$47.48	$54.02

Total Return	4.90%	12.54%	9.14%	-6.63%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,197	$7,955	$5,774	$5,116	$5,450
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.21%	0.21%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.83%	4.06%	5.10%	4.70%	4.31%
Portfolio Turnover Rate	48%[2]	30%	53%	27%	21%
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.00%, and 0.00%.
2 Includes 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellesley Income Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Wellesley Income Fund

The fund had no open swap contacts at September 30, 2011.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011-03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

7. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellesley Income Fund

10. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $1,404,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $3,825,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,344,127	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	612,388	—
Corporate Bonds	—	9,882,528	—
Sovereign Bonds	—	444,611	—
Taxable Municipal Bonds	—	901,260	—
Common Stocks	7,723,250	565,094	—
Temporary Cash Investments	—	418,900	—
Futures Contracts—Liabilities[1]	(470)	—	—
Total	7,722,780	15,168,908	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) on derivatives for the year ended September 30, 2011, was:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(67,577)	---	(67,577)
Swap Contracts	---	3,138	3,138
Realized Net Gain (Loss) on Derivatives	(67,577)	3,138	(64,439)

At September 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	December 2011	(4,299)	(559,273)	(5,582)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Wellesley Income Fund

During the year ended September 30, 2011, the fund realized net foreign currency gains of $24,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,900,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

For tax purposes, at September 30, 2011, the fund had $12,495,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $300,807,000 to offset future net capital gains through September 30, 2018.

The fund realized losses totaling $72,203,000 through September 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At September 30, 2011, the cost of investment securities for tax purposes was $21,082,114,000. Net unrealized appreciation of investment securities for tax purposes was $1,810,044,000, consisting of unrealized gains of $2,162,405,000 on securities that had risen in value since their purchase and $352,361,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2011, the fund purchased $8,336,507,000 of investment securities and sold $4,057,723,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,469,936,000 and $5,584,426,000, respectively.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,352,160	151,825	2,777,302	133,827
Issued in Lieu of Cash Distributions	319,590	14,559	324,495	15,612
Redeemed	(3,934,791)	(179,540)	(1,761,074)	(85,147)
Net Increase (Decrease)—Investor Shares	(263,041)	(13,156)	1,340,723	64,292
Admiral Shares
Issued	6,414,298	120,238	2,221,495	44,230
Issued in Lieu of Cash Distributions	385,469	7,246	228,400	4,534
Redeemed	(1,594,353)	(29,830)	(803,207)	(16,032)
Net Increase (Decrease)—Admiral Shares	5,205,414	97,654	1,646,688	32,732

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets-investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $272,369,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 29.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.86%	5.53%	6.15%
Returns After Taxes on Distributions	3.77	4.05	4.59
Returns After Taxes on Distributions and Sale of Fund Shares	3.42	4.03	4.51

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,006.22	$1.16
Admiral Shares	1,000.00	1,006.47	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.92	$1.17
Admiral Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of the advisor was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has seen significant growth in assets in the past decade. The firm has advised the fund since its inception in 1970.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been solid. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112011

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (10.2%)
U.S. Government Securities (2.6%)
	United States Treasury Note/Bond	1.500%	6/30/16	357,000	367,153
	United States Treasury Note/Bond	4.750%	2/15/41	85,000	116,557
	United States Treasury Note/Bond	4.375%	5/15/41	80,000	103,687
					587,397
Agency Bonds and Notes (1.0%)
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	25,416
1	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	50,000	57,549
	Private Export Funding Corp.	2.250%	12/15/17	57,055	58,548
	Residual Funding Corp. Principal Strip	0.000%	7/15/20	27,985	22,556
1	Tennessee Valley Authority	4.375%	6/15/15	35,000	39,368
1	Tennessee Valley Authority	4.625%	9/15/60	27,800	33,585
					237,022
Conventional Mortgage-Backed Securities (6.1%)
1,2,3	Freddie Mac Gold Pool	3.500%	10/1/41	366,000	375,721
1,2,3	Freddie Mac Gold Pool	4.000%	6/1/13–8/1/41	966,360	1,013,201
1,2	Freddie Mac Non Gold Pool	4.000%	2/1/41	2,788	2,922
2	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	155	172
2	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	16,253	18,492
					1,410,508
Nonconventional Mortgage-Backed Securities (0.5%)
1,2	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,087
1,2	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,316
1,2	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,202
1,2	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	83,595
					109,200

Total U.S. Government and Agency Obligations (Cost $2,198,089)					2,344,127

Asset-Backed/Commercial Mortgage-Backed Securities (2.7%)
2	Ally Auto Receivables Trust	1.350%	12/15/15	8,860	8,931
2,4	Ally Master Owner Trust	2.880%	4/15/15	38,668	39,506
2	Ally Master Owner Trust	2.150%	1/15/16	34,595	35,205
2	AmeriCredit Automobile Receivables Trust	2.040%	9/8/15	7,450	7,532
2	AmeriCredit Automobile Receivables Trust	1.170%	1/8/16	6,520	6,556
2	AmeriCredit Automobile Receivables Trust	2.190%	2/8/16	4,760	4,757
2	AmeriCredit Automobile Receivables Trust	3.340%	4/8/16	6,050	6,210
2	AmeriCredit Automobile Receivables Trust	2.280%	6/8/16	10,000	10,029
2,4	Avis Budget Rental Car Funding AESOP LLC	5.680%	2/20/14	5,075	5,305
2,4	Avis Budget Rental Car Funding AESOP LLC	2.090%	4/20/15	39,465	40,006
2,4	Avis Budget Rental Car Funding AESOP LLC	3.150%	3/20/17	8,000	8,404
2,4	Citibank Omni Master Trust	3.350%	8/15/16	41,580	42,334
2	CNH Equipment Trust	3.000%	8/17/15	11,550	11,853
2	Credit Suisse First Boston Mortgage Securities Corp.	4.940%	12/15/35	28,075	28,710
2	Credit Suisse First Boston Mortgage Securities Corp.	5.183%	11/15/36	4,645	4,777
2	Ford Credit Auto Lease Trust	0.740%	9/15/13	21,715	21,806
2,4,5	Ford Credit Floorplan Master Owner Trust	1.879%	12/15/14	27,000	27,364
2,4	Ford Credit Floorplan Master Owner Trust	4.200%	2/15/17	7,000	7,606
2,4	GE Equipment Small Ticket LLC	1.450%	1/21/18	13,388	13,498
2,4	Hertz Vehicle Financing LLC	2.600%	2/25/15	13,500	13,921
2,4	Hertz Vehicle Financing LLC	2.200%	3/25/16	28,910	29,499
2,4	Hertz Vehicle Financing LLC	3.740%	2/25/17	28,680	29,790
2,4	Huntington Auto Trust	1.010%	1/15/16	17,325	17,339
2,4	Hyundai Auto Lease Securitization Trust	1.020%	8/15/14	10,000	9,998
2	JP Morgan Chase Commercial Mortgage Securities
	Corp.	5.161%	10/12/37	4,800	4,941
2	Morgan Stanley Dean Witter Capital I	5.080%	9/15/37	15,047	15,468
2	Nissan Auto Lease Trust	1.040%	8/15/14	39,900	40,119
2,4	OBP Depositor LLC Trust	4.646%	7/15/45	23,260	24,663
2,4	Santander Consumer Acquired Receivables Trust	0.910%	11/15/13	3,040	3,067
2,4	Santander Consumer Acquired Receivables Trust	1.400%	10/15/14	18,649	18,783

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Santander Drive Auto Receivables Trust	0.930%	6/17/13	14,197	14,211
2,4	Santander Drive Auto Receivables Trust	1.010%	7/15/13	22,574	22,586
2,4	Santander Drive Auto Receivables Trust	1.370%	8/15/13	16,634	16,665
2,4	Santander Drive Auto Receivables Trust	1.830%	11/17/14	1,920	1,928
2	World Omni Automobile Lease Securitization Trust	1.490%	10/15/14	18,870	19,021

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $606,338)					612,388

Corporate Bonds (42.8%)
Finance (18.3%)
	Banking (13.5%)
	American Express Co.	7.250%	5/20/14	17,000	19,259
	American Express Co.	5.500%	9/12/16	25,000	28,172
	American Express Co.	6.150%	8/28/17	35,000	40,114
	American Express Credit Corp.	2.750%	9/15/15	25,000	25,061
4	ANZ National International Ltd.	2.375%	12/21/12	10,890	10,972
4	ANZ National International Ltd.	6.200%	7/19/13	9,165	9,778
	Bank of America Corp.	4.875%	1/15/13	6,700	6,608
	Bank of America Corp.	7.375%	5/15/14	12,590	12,985
	Bank of America Corp.	5.375%	6/15/14	25,525	25,011
	Bank of America Corp.	3.625%	3/17/16	10,000	9,072
	Bank of America Corp.	3.750%	7/12/16	28,940	26,289
	Bank of America Corp.	5.625%	10/14/16	22,500	21,367
	Bank of America Corp.	5.650%	5/1/18	15,000	14,009
	Bank of America Corp.	5.625%	7/1/20	25,000	22,998
	Bank of America Corp.	5.875%	1/5/21	10,285	9,468
	Bank of America Corp.	5.000%	5/13/21	36,000	32,502
	Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,561
	Bank of New York Mellon Corp.	2.950%	6/18/15	14,750	15,331
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	56,545
	Bank of Nova Scotia	3.400%	1/22/15	47,000	49,420
	Bank One Corp.	7.750%	7/15/25	25,000	29,042
	Barclays Bank plc	2.375%	1/13/14	27,000	26,401
	Barclays Bank plc	5.000%	9/22/16	12,865	12,823
	Barclays Bank plc	6.750%	5/22/19	18,605	20,331
	Barclays Bank plc	5.125%	1/8/20	20,000	19,627
	BB&T Corp.	4.750%	10/1/12	16,000	16,404
	BB&T Corp.	5.250%	11/1/19	19,000	20,547
	Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	17,436
	BNP Paribas SA	3.250%	3/11/15	34,770	33,805
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	41,000	41,532
	Capital One Financial Corp.	7.375%	5/23/14	18,335	20,427
	Citigroup Inc.	6.010%	1/15/15	15,000	15,877
	Citigroup Inc.	4.750%	5/19/15	14,725	15,076
	Citigroup Inc.	4.587%	12/15/15	15,410	15,675
	Citigroup Inc.	3.953%	6/15/16	41,322	41,177
	Citigroup Inc.	6.125%	11/21/17	10,000	10,704
	Citigroup Inc.	8.500%	5/22/19	28,000	33,606
	Citigroup Inc.	5.375%	8/9/20	46,320	47,690
	Citigroup Inc.	6.625%	6/15/32	9,000	8,194
	Citigroup Inc.	6.000%	10/31/33	15,000	12,903
	Citigroup Inc.	5.850%	12/11/34	15,000	14,479
	Citigroup Inc.	6.125%	8/25/36	50,000	42,384
	Citigroup Inc.	8.125%	7/15/39	3,380	4,126
	Comerica Inc.	3.000%	9/16/15	3,065	3,061
4	Commonwealth Bank of Australia	3.750%	10/15/14	13,000	13,589
4	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	28,000	29,171
4	Credit Agricole SA	3.500%	4/13/15	28,000	26,499
	Credit Suisse New York	2.200%	1/14/14	32,000	31,437
	Credit Suisse New York	3.500%	3/23/15	22,970	22,877
	Credit Suisse New York	5.300%	8/13/19	9,000	9,076
	Credit Suisse New York	5.400%	1/14/20	22,000	21,151
	Credit Suisse New York	4.375%	8/5/20	25,000	24,072
	Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,100

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse USA Inc.	4.875%	1/15/15	5,430	5,689
Credit Suisse USA Inc.	7.125%	7/15/32	13,300	15,232
Deutsche Bank AG	4.875%	5/20/13	30,000	30,930
Deutsche Bank AG	3.450%	3/30/15	44,000	43,807
Goldman Sachs Group Inc.	5.250%	10/15/13	29,400	30,424
Goldman Sachs Group Inc.	3.625%	2/7/16	13,275	12,885
Goldman Sachs Group Inc.	6.250%	9/1/17	64,073	66,645
Goldman Sachs Group Inc.	5.950%	1/18/18	12,000	12,336
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	22,977
Goldman Sachs Group Inc.	6.000%	6/15/20	20,000	20,451
Goldman Sachs Group Inc.	5.250%	7/27/21	14,395	14,256
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	20,101
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	22,901
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	34,658
4 HBOS plc	6.000%	11/1/33	19,000	12,484
4 HSBC Bank plc	2.000%	1/19/14	11,000	10,940
4 HSBC Bank plc	3.500%	6/28/15	30,000	30,016
4 HSBC Bank plc	4.750%	1/19/21	42,960	44,569
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,434
HSBC Bank USA NA	5.875%	11/1/34	21,000	19,990
HSBC Holdings plc	7.625%	5/17/32	15,800	16,633
HSBC Holdings plc	6.500%	5/2/36	22,000	21,702
4 ING Bank NV	2.650%	1/14/13	22,000	21,970
4 ING Bank NV	2.000%	10/18/13	34,000	33,034
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,168
JPMorgan Chase & Co.	3.450%	3/1/16	25,000	25,025
JPMorgan Chase & Co.	3.150%	7/5/16	22,000	21,803
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	77,192
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	14,336
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	72,462
2 JPMorgan Chase & Co.	7.900%	12/29/49	23,350	23,934
4 Lloyds TSB Bank plc	4.375%	1/12/15	14,665	14,197
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,971
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	14,641
Merrill Lynch & Co. Inc.	6.875%	4/25/18	32,000	31,500
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	23,795
Morgan Stanley	6.000%	5/13/14	28,000	28,364
Morgan Stanley	4.000%	7/24/15	32,000	30,011
Morgan Stanley	3.800%	4/29/16	14,470	13,260
Morgan Stanley	5.450%	1/9/17	15,000	14,478
Morgan Stanley	5.950%	12/28/17	10,000	9,753
Morgan Stanley	7.300%	5/13/19	53,955	55,413
Morgan Stanley	5.500%	7/24/20	25,000	22,676
Morgan Stanley	5.750%	1/25/21	13,900	12,736
Morgan Stanley	7.250%	4/1/32	51,100	52,864
National City Bank	5.800%	6/7/17	50,000	54,697
National City Bank of Pennsylvania	7.250%	10/21/11	22,000	22,051
4 Nordea Bank AB	2.125%	1/14/14	33,000	32,803
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,440
Northern Trust Co.	4.600%	2/1/13	10,000	10,472
Northern Trust Corp.	4.625%	5/1/14	6,130	6,633
Northern Trust Corp.	3.450%	11/4/20	10,285	10,432
PNC Bank NA	5.250%	1/15/17	16,000	17,798
2 PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	11,490
PNC Funding Corp.	5.500%	9/28/12	4,825	5,027
PNC Funding Corp.	4.250%	9/21/15	5,765	6,214
Royal Bank of Scotland plc	4.875%	3/16/15	27,000	26,273
4 Societe Generale SA	5.200%	4/15/21	60,200	52,162
4 Standard Chartered plc	3.850%	4/27/15	8,525	8,614
State Street Corp.	5.375%	4/30/17	55,500	62,411
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,816
Toronto-Dominion Bank	1.375%	7/14/14	25,085	25,276
UBS AG	2.750%	1/8/13	30,000	30,034
UBS AG	3.875%	1/15/15	26,000	25,755

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UBS AG	4.875%	8/4/20	25,000	23,939
US Bancorp	2.875%	11/20/14	17,000	17,735
US Bank NA	4.950%	10/30/14	12,400	13,482
Wachovia Bank NA	4.800%	11/1/14	19,640	20,917
Wachovia Corp.	4.875%	2/15/14	19,250	19,988
Wachovia Corp.	5.250%	8/1/14	14,495	15,248
Wachovia Corp.	5.750%	2/1/18	9,500	10,756
Wachovia Corp.	6.605%	10/1/25	15,000	16,985
Wells Fargo & Co.	3.750%	10/1/14	20,000	21,097
Wells Fargo & Co.	3.625%	4/15/15	11,400	11,899
Wells Fargo & Co.	3.676%	6/15/16	17,000	17,724
Wells Fargo & Co.	5.625%	12/11/17	47,000	52,968
Wells Fargo Bank NA	5.950%	8/26/36	25,000	26,578
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	35,374
Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,283
Charles Schwab Corp.	4.950%	6/1/14	7,650	8,380
Nomura Holdings Inc.	5.000%	3/4/15	10,295	10,878
Finance Companies (1.3%)
General Electric Capital Corp.	5.450%	1/15/13	20,175	21,196
General Electric Capital Corp.	5.900%	5/13/14	10,565	11,573
General Electric Capital Corp.	2.950%	5/9/16	17,000	17,047
General Electric Capital Corp.	5.375%	10/20/16	10,000	10,983
General Electric Capital Corp.	5.625%	9/15/17	12,000	13,086
General Electric Capital Corp.	5.625%	5/1/18	10,000	10,866
General Electric Capital Corp.	5.300%	2/11/21	6,305	6,489
General Electric Capital Corp.	6.750%	3/15/32	75,000	85,104
General Electric Capital Corp.	5.875%	1/14/38	65,000	66,518
General Electric Capital Corp.	6.875%	1/10/39	33,000	37,967
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,640
Insurance (2.5%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,392
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,924
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,678
Aetna Inc.	6.500%	9/15/18	5,395	6,549
Allstate Corp.	7.500%	6/15/13	20,000	21,980
Allstate Corp.	6.200%	5/16/14	7,000	7,831
Allstate Corp.	7.450%	5/16/19	10,000	12,240
4 ASIF Global Financing XIX	4.900%	1/17/13	25,000	25,500
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	36,580
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,230
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,348
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,192
Hartford Financial Services Group Inc.	6.100%	10/1/41	23,980	20,803
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,101
4 MassMutual Global Funding II	3.625%	7/16/12	11,248	11,500
4 MassMutual Global Funding II	2.875%	4/21/14	3,878	3,977
4 Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,274
4 Metropolitan Life Global Funding I	5.125%	4/10/13	25,000	26,195
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	16,239
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	31,553
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	50,681
Prudential Financial Inc.	5.800%	6/15/12	3,425	3,528
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,710
Prudential Financial Inc.	4.750%	6/13/15	21,000	22,172
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,515
Prudential Financial Inc.	4.500%	11/15/20	24,055	24,113
Travelers Cos. Inc.	5.800%	5/15/18	8,690	10,051
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,831
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	26,178
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,194
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	25,253
WellPoint Inc.	4.350%	8/15/20	25,635	27,268

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	24,540	25,967

Real Estate Investment Trusts (0.8%)
Duke Realty LP	5.950%	2/15/17	2,100	2,227
Duke Realty LP	6.500%	1/15/18	5,170	5,552
HCP Inc.	6.000%	1/30/17	20,000	21,127
Realty Income Corp.	5.950%	9/15/16	9,940	11,106
Realty Income Corp.	5.750%	1/15/21	8,675	9,214
Simon Property Group LP	5.100%	6/15/15	16,000	17,432
Simon Property Group LP	5.250%	12/1/16	5,000	5,413
Simon Property Group LP	5.875%	3/1/17	25,000	28,170
Simon Property Group LP	6.125%	5/30/18	6,625	7,478
Simon Property Group LP	4.375%	3/1/21	22,000	22,302
4 WEA Finance LLC	7.125%	4/15/18	21,425	24,372
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	27,895
				4,218,397
Industrial (20.8%)
Basic Industry (0.5%)
Agrium Inc.	6.125%	1/15/41	6,055	7,329
ArcelorMittal	6.750%	3/1/41	5,385	4,642
EI du Pont de Nemours & Co.	4.125%	3/6/13	27,200	28,463
EI du Pont de Nemours & Co.	2.750%	4/1/16	23,000	24,188
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	17,711
Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	10,881
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	23,461
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	25,000	33,219
Boeing Co.	3.750%	11/20/16	23,500	25,571
Caterpillar Financial Services Corp.	1.375%	5/20/14	19,745	19,862
Caterpillar Financial Services Corp.	2.750%	6/24/15	7,500	7,820
Caterpillar Inc.	3.900%	5/27/21	25,245	27,352
Caterpillar Inc.	6.950%	5/1/42	15,000	21,455
Deere & Co.	4.375%	10/16/19	13,090	14,798
Dover Corp.	4.875%	10/15/15	10,000	11,321
Eaton Corp.	5.300%	3/15/17	20,000	23,015
Eaton Corp.	6.500%	6/1/25	10,000	12,663
General Dynamics Corp.	3.875%	7/15/21	9,950	10,800
Honeywell International Inc.	4.250%	3/1/21	29,484	32,671
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,572
John Deere Capital Corp.	2.950%	3/9/15	6,595	6,967
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,663
Raytheon Co.	1.625%	10/15/15	24,650	24,545
Raytheon Co.	3.125%	10/15/20	10,000	9,928
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	53,925
United Technologies Corp.	4.875%	5/1/15	15,000	16,846
United Technologies Corp.	4.500%	4/15/20	24,170	26,963
Communication (4.7%)
AT&T Inc.	2.500%	8/15/15	26,000	26,651
AT&T Inc.	2.950%	5/15/16	48,790	50,354
AT&T Inc.	3.875%	8/15/21	10,000	10,259
AT&T Inc.	6.500%	9/1/37	50,000	58,937
AT&T Inc.	6.550%	2/15/39	15,000	17,809
AT&T Inc.	5.350%	9/1/40	33,257	35,121
BellSouth Corp.	6.000%	11/15/34	34,000	36,901
CBS Corp.	5.750%	4/15/20	3,995	4,403
CBS Corp.	4.300%	2/15/21	36,710	37,056
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	20,235
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,681
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	16,790
Comcast Corp.	6.450%	3/15/37	20,000	22,790
Comcast Corp.	6.950%	8/15/37	45,000	53,860

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 COX Communications Inc.	5.875%	12/1/16	40,000	46,000
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	40,258
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.750%	10/1/14	11,000	11,908
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	11,000	11,211
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	21,502
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	22,600	24,998
Discovery Communications LLC	5.625%	8/15/19	7,635	8,625
Discovery Communications LLC	5.050%	6/1/20	13,365	14,580
France Telecom SA	8.500%	3/1/31	40,000	55,506
Grupo Televisa SA	6.625%	1/15/40	13,805	14,617
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	31,944
NBCUniversal Media LLC	4.375%	4/1/21	16,000	16,525
News America Inc.	4.500%	2/15/21	4,650	4,672
News America Inc.	6.200%	12/15/34	11,000	11,655
News America Inc.	6.150%	3/1/37	12,668	13,198
News America Inc.	6.650%	11/15/37	5,320	5,900
News America Inc.	6.150%	2/15/41	7,985	8,515
4 SBA Tower Trust	4.254%	4/15/15	16,640	17,568
Telefonica Emisiones SAU	3.992%	2/16/16	24,850	23,658
Time Warner Cable Inc.	5.850%	5/1/17	70,000	77,570
Verizon Communications Inc.	3.000%	4/1/16	10,000	10,478
Verizon Communications Inc.	5.500%	4/1/17	35,000	39,998
Verizon Communications Inc.	6.100%	4/15/18	11,000	13,079
Verizon Communications Inc.	6.400%	2/15/38	23,000	28,343
Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,310
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,651
Verizon Virginia Inc.	7.875%	1/15/22	16,000	20,786
Vodafone Group plc	2.875%	3/16/16	34,000	35,135
Vodafone Group plc	5.450%	6/10/19	26,000	30,650
Consumer Cyclical (3.3%)
4 American Honda Finance Corp.	6.700%	10/1/13	25,000	27,535
4 American Honda Finance Corp.	2.500%	9/21/15	25,000	25,297
CVS Caremark Corp.	4.875%	9/15/14	12,000	13,164
CVS Caremark Corp.	6.125%	8/15/16	25,000	28,832
CVS Caremark Corp.	5.750%	6/1/17	25,000	28,712
Daimler Finance North America LLC	6.500%	11/15/13	25,000	27,386
4 Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,586
4 Daimler Finance North America LLC	2.625%	9/15/16	44,000	43,178
Home Depot Inc.	5.400%	3/1/16	5,000	5,683
Home Depot Inc.	3.950%	9/15/20	5,500	5,816
Johnson Controls Inc.	5.000%	3/30/20	29,000	32,494
Lowe's Cos. Inc.	5.000%	10/15/15	21,356	24,146
Lowe's Cos. Inc.	2.125%	4/15/16	26,665	26,942
Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,380
Lowe's Cos. Inc.	5.800%	4/15/40	10,280	11,989
McDonald's Corp.	3.500%	7/15/20	21,760	23,506
PACCAR Financial Corp.	1.950%	12/17/12	9,820	9,948
Staples Inc.	9.750%	1/15/14	21,910	25,416
Target Corp.	5.375%	5/1/17	5,000	5,832
Target Corp.	6.000%	1/15/18	16,500	20,096
Target Corp.	7.000%	1/15/38	17,500	23,859
Time Warner Inc.	5.875%	11/15/16	39,000	44,206
Time Warner Inc.	4.750%	3/29/21	5,000	5,267
Toyota Motor Credit Corp.	2.800%	1/11/16	29,762	30,504
Viacom Inc.	6.250%	4/30/16	20,000	23,047
4 Volkswagen International Finance NV	1.625%	8/12/13	24,220	24,250
Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	80,275
Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,552
Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,879
Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	64,905
Walt Disney Co.	5.625%	9/15/16	20,000	23,464
Western Union Co.	5.930%	10/1/16	12,750	14,303

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Consumer Noncyclical (6.5%)
Abbott Laboratories	4.125%	5/27/20	10,000	11,119
Altria Group Inc.	4.125%	9/11/15	10,000	10,735
Altria Group Inc.	4.750%	5/5/21	22,770	23,682
Amgen Inc.	2.300%	6/15/16	11,460	11,772
Amgen Inc.	6.150%	6/1/18	5,000	6,072
Amgen Inc.	5.700%	2/1/19	18,055	21,635
Amgen Inc.	4.500%	3/15/20	1,855	2,069
Amgen Inc.	4.100%	6/15/21	20,000	21,547
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	11,332
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	10,561
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	50,000	58,180
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	7,000	7,770
Archer-Daniels-Midland Co.	4.479%	3/1/21	12,000	13,386
AstraZeneca plc	5.900%	9/15/17	50,000	59,902
Becton Dickinson and Co.	4.550%	4/15/13	25,900	27,390
Bestfoods	6.625%	4/15/28	25,000	34,276
Cardinal Health Inc.	5.850%	12/15/17	4,000	4,644
4 Cargill Inc.	6.000%	11/27/17	7,000	8,253
4 Cargill Inc.	6.125%	9/15/36	22,000	26,717
4 Cargill Inc.	6.625%	9/15/37	42,830	56,032
4 Coca-Cola Co.	1.800%	9/1/16	8,098	8,142
Coca-Cola Co.	5.350%	11/15/17	50,000	59,322
Coca-Cola Enterprises Inc.	2.125%	9/15/15	5,000	5,045
Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	13,984
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,729
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,304
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,205
Diageo Capital plc	5.200%	1/30/13	19,810	20,880
Diageo Capital plc	5.500%	9/30/16	11,066	12,678
Diageo Finance BV	5.500%	4/1/13	10,593	11,306
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	7,406	7,676
Eli Lilly & Co.	5.500%	3/15/27	20,000	24,096
Express Scripts Inc.	6.250%	6/15/14	9,065	9,976
General Mills Inc.	5.650%	2/15/19	6,850	8,142
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	24,200
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,227
Johnson & Johnson	3.800%	5/15/13	9,895	10,426
Johnson & Johnson	2.150%	5/15/16	11,000	11,400
Johnson & Johnson	6.730%	11/15/23	15,000	21,044
Kellogg Co.	4.000%	12/15/20	41,000	44,146
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	30,887
Kraft Foods Inc.	5.625%	11/1/11	1,626	1,632
Kraft Foods Inc.	4.125%	2/9/16	15,000	16,045
Kraft Foods Inc.	5.375%	2/10/20	15,000	16,954
Kraft Foods Inc.	6.875%	1/26/39	7,000	8,842
Kraft Foods Inc.	6.500%	2/9/40	12,000	14,540
McKesson Corp.	3.250%	3/1/16	4,910	5,184
Merck & Co. Inc.	5.300%	12/1/13	16,985	18,643
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,952
Merck & Co. Inc.	5.000%	6/30/19	18,000	21,416
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,703
PepsiCo Inc.	3.100%	1/15/15	26,000	27,605
PepsiCo Inc.	3.125%	11/1/20	23,000	23,582
Pfizer Inc.	5.350%	3/15/15	19,610	22,224
Pfizer Inc.	6.200%	3/15/19	28,600	35,578
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,715
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,998
2 Procter & Gamble - Esop	9.360%	1/1/21	19,574	26,256
Procter & Gamble Co.	6.450%	1/15/26	25,000	33,041
Procter & Gamble Co.	5.550%	3/5/37	25,000	32,178
4 Roche Holdings Inc.	6.000%	3/1/19	37,000	45,237
4 SABMiller plc	6.500%	7/15/18	30,000	36,068

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sanofi	4.000%	3/29/21	36,275	39,104
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,647
4 Tesco plc	5.500%	11/15/17	10,000	11,486
Thermo Fisher Scientific Inc.	2.050%	2/21/14	5,216	5,357
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,476
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,020	6,329
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,826
Unilever Capital Corp.	4.250%	2/10/21	78,185	89,058
Wyeth	5.950%	4/1/37	15,000	19,134
Energy (1.7%)
Apache Corp.	6.900%	9/15/18	5,000	6,297
BP Capital Markets plc	3.125%	10/1/15	11,000	11,346
BP Capital Markets plc	3.200%	3/11/16	24,000	25,024
BP Capital Markets plc	4.750%	3/10/19	18,140	20,041
BP Capital Markets plc	4.500%	10/1/20	22,000	23,760
Burlington Resources Finance Co.	6.500%	12/1/11	25,000	25,211
ConocoPhillips	7.000%	3/30/29	11,500	15,320
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	29,010
Encana Corp.	6.500%	8/15/34	15,000	16,849
EOG Resources Inc.	5.625%	6/1/19	8,285	9,864
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,940
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,844
Shell International Finance BV	3.100%	6/28/15	10,000	10,621
Shell International Finance BV	3.250%	9/22/15	22,000	23,455
Shell International Finance BV	4.375%	3/25/20	24,000	26,994
Statoil ASA	2.900%	10/15/14	5,720	6,018
Statoil ASA	3.125%	8/17/17	33,000	34,980
Statoil ASA	5.250%	4/15/19	8,895	10,479
Suncor Energy Inc.	5.950%	12/1/34	13,000	13,970
Texaco Capital Inc.	8.625%	4/1/32	25,000	40,186
Other Industrial (0.1%)
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,508
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,920
Technology (2.0%)
Cisco Systems Inc.	4.450%	1/15/20	41,500	46,019
Dell Inc.	5.875%	6/15/19	18,250	21,075
Google Inc.	2.125%	5/19/16	18,815	19,351
Hewlett-Packard Co.	2.650%	6/1/16	45,000	45,029
Hewlett-Packard Co.	3.750%	12/1/20	42,000	40,677
Hewlett-Packard Co.	4.300%	6/1/21	30,000	30,290
International Business Machines Corp.	2.000%	1/5/16	35,000	35,653
International Business Machines Corp.	5.700%	9/14/17	41,710	49,684
International Business Machines Corp.	7.000%	10/30/25	25,000	34,463
Microsoft Corp.	3.000%	10/1/20	10,000	10,338
Microsoft Corp.	4.000%	2/8/21	13,500	14,897
Microsoft Corp.	4.500%	10/1/40	18,210	20,091
Oracle Corp.	3.750%	7/8/14	15,000	16,211
Oracle Corp.	5.000%	7/8/19	35,000	40,661
Oracle Corp.	6.125%	7/8/39	8,000	10,001
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,035
Xerox Corp.	8.250%	5/15/14	10,335	11,786
Xerox Corp.	6.750%	2/1/17	3,525	4,052
Xerox Corp.	6.350%	5/15/18	2,395	2,711
Xerox Corp.	5.625%	12/15/19	1,245	1,348
Transportation (0.3%)
4 ERAC USA Finance LLC	2.250%	1/10/14	3,075	3,106
4 ERAC USA Finance LLC	6.375%	10/15/17	36,290	42,054
4 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,346
United Parcel Service Inc.	4.875%	11/15/40	14,810	16,938
				4,793,919

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (3.7%)
Electric (3.3%)
Alabama Power Co.	5.550%	2/1/17	11,765	13,584
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	17,246
Carolina Power & Light Co.	6.300%	4/1/38	1,625	2,205
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,193
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	64,290
Duke Energy Carolinas LLC	6.250%	1/15/12	20,000	20,319
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	34,501
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,936
4 Enel Finance International NV	5.125%	10/7/19	17,000	15,902
4 Enel Finance International NV	6.800%	9/15/37	11,665	10,816
Florida Power & Light Co.	4.850%	2/1/13	12,000	12,608
Florida Power & Light Co.	6.200%	6/1/36	22,452	30,012
Florida Power & Light Co.	5.250%	2/1/41	23,745	28,600
Georgia Power Co.	5.700%	6/1/17	50,000	58,662
Midamerican Energy Holdings Co.	6.500%	9/15/37	35,000	43,885
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	26,749	27,430
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	13,062
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	17,370
NSTAR	4.500%	11/15/19	1,880	2,059
NSTAR Electric Co.	4.875%	10/15/12	20,800	21,673
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,816
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,706
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,914
Peco Energy Co.	4.750%	10/1/12	12,000	12,471
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,773
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,581
Public Service Co. of Colorado	3.200%	11/15/20	13,650	14,012
Public Service Electric & Gas Co.	2.700%	5/1/15	7,970	8,357
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,460
SCANA Corp.	6.250%	2/1/12	28,930	29,373
Southern California Edison Co.	5.000%	1/15/14	11,800	12,831
Southern California Edison Co.	5.500%	8/15/18	31,730	37,902
Southern California Edison Co.	3.875%	6/1/21	24,860	26,938
Southern Co.	5.300%	1/15/12	20,000	20,261
Virginia Electric and Power Co.	4.750%	3/1/13	16,350	17,179
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	60,009
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,705
Natural Gas (0.4%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	10,265
Nisource Finance Corp.	6.400%	3/15/18	50,000	56,888
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,418
				870,212

Total Corporate Bonds (Cost $9,220,124)				9,882,528

Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	11,033
Asian Development Bank	4.500%	9/4/12	10,000	10,367
4 Austria Government International Bond	2.000%	11/15/12	18,170	18,480
Bank Nederlandse Gemeenten	6.000%	3/26/12	50,000	51,299
4 CDP Financial Inc.	4.400%	11/25/19	22,000	24,031
4 EDF SA	4.600%	1/27/20	27,000	28,316
European Investment Bank	4.625%	5/15/14	40,000	43,972
European Investment Bank	4.625%	10/20/15	15,000	17,158
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	22,000	24,187
Kreditanstalt fuer Wiederaufbau	1.250%	10/26/15	24,308	24,419
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	18,930
Province of New Brunswick	5.200%	2/21/17	30,000	35,315
Province of Ontario	1.375%	1/27/14	17,390	17,673
Province of Ontario	4.500%	2/3/15	40,000	44,451
Province of Ontario	4.400%	4/14/20	48,000	54,738
Quebec	5.125%	11/14/16	10,000	11,747

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,495

Total Sovereign Bonds (Cost $408,224)				444,611

Taxable Municipal Bonds (3.9%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	24,560	31,743
California GO	5.700%	11/1/21	7,895	8,764
California GO	7.550%	4/1/39	29,955	37,069
California GO	7.300%	10/1/39	3,465	4,175
California GO	7.600%	11/1/40	17,685	22,102
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,442
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	12,090	13,626
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,176
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,009
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,872
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	80,091
Illinois GO	5.365%	3/1/17	565	596
Illinois GO	5.665%	3/1/18	10,540	11,230
Illinois GO	5.877%	3/1/19	21,350	22,825
Illinois GO	5.100%	6/1/33	2,535	2,329
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	15,840	18,552
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	11,230	13,237
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	18,590	23,979
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	33,985
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	11,000	13,686
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,876
Massachusetts Development Finance Agency Revenue
(Harvard University)	6.300%	10/1/37	68,000	76,493
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,625
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,438
Metropolitan New York Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	8,070	9,897
6 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	46,080	56,747
New Jersey Educational Facilities Authority Revenue
(Princeton University)	5.700%	3/1/39	13,020	17,531
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	41,200
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,727
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	11,965	14,975
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	38,246
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,250	39,895
Oregon Department Transportation Highway Usertax
Revenue	5.834%	11/15/34	14,510	18,045
7 Oregon School Boards Association GO	4.759%	6/30/28	15,000	14,866
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,429
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,899
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,826
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,000	10,640
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,100
University of California Regents Medical Center
Revenue	6.548%	5/15/48	7,410	8,880
University of California Regents Medical Center
Revenue	6.583%	5/15/49	12,635	15,186
University of California Revenue	5.770%	5/15/43	23,675	27,433
Utah GO	3.289%	7/1/20	22,900	24,405

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Wisconsin GO	5.700%	5/1/26	9,000	10,413

Total Taxable Municipal Bonds (Cost $767,440)				901,260

			Shares

Common Stocks (35.9%)
Consumer Discretionary (2.8%)
Home Depot Inc.			9,279,890	305,030
McDonald's Corp.			2,280,970	200,315
Mattel Inc.			3,507,040	90,797
Genuine Parts Co.			1,165,420	59,203
				655,345
Consumer Staples (7.4%)
Kimberly-Clark Corp.			3,479,180	247,057
Philip Morris International Inc.			3,648,250	227,578
Kraft Foods Inc.			6,226,210	209,076
Sysco Corp.			6,664,390	172,608
Unilever NV			5,322,070	167,592
PepsiCo Inc.			2,439,780	151,022
Altria Group Inc.			4,196,030	112,496
Procter & Gamble Co.			1,666,880	105,313
Imperial Tobacco Group plc			2,847,259	96,088
General Mills Inc.			2,497,450	96,077
HJ Heinz Co.			1,753,020	88,492
Reckitt Benckiser Group plc			827,119	41,909
				1,715,308
Energy (4.6%)
Chevron Corp.			4,145,010	383,496
Royal Dutch Shell plc Class B			10,217,585	317,919
ConocoPhillips			3,111,750	197,036
Exxon Mobil Corp.			2,074,710	150,686
				1,049,137
Financials (3.6%)
Marsh & McLennan Cos. Inc.			10,138,540	269,077
M&T Bank Corp.			1,841,010	128,687
Chubb Corp.			1,990,530	119,412
National Bank of Canada			1,633,070	108,918
BlackRock Inc.			734,900	108,773
Swiss Re AG			1,323,702	62,096
JPMorgan Chase & Co.			793,800	23,909
Plum Creek Timber Co. Inc.			310,117	10,764
Swiss Reinsurance Co. Ltd.			113	5
				831,641
Health Care (4.8%)
Johnson & Johnson			5,762,530	367,131
Merck & Co. Inc.			9,937,410	325,053
Pfizer Inc.			15,746,630	278,400
AstraZeneca plc ADR			2,924,060	129,711
				1,100,295
Industrials (4.4%)
General Electric Co.			12,899,660	196,591
3M Co.			2,352,930	168,917
Waste Management Inc.			4,515,660	147,030
Illinois Tool Works Inc.			3,403,700	141,594
Eaton Corp.			3,652,450	129,662
Stanley Black & Decker Inc.			1,591,200	78,128
Lockheed Martin Corp.			903,430	65,625
Schneider Electric SA			879,678	47,077
Emerson Electric Co.			812,770	33,575
				1,008,199

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

				Market
				Value
			Shares	($000)
Information Technology (2.9%)
Intel Corp.			10,063,140	214,647
Analog Devices Inc.			5,585,770	174,556
Maxim Integrated Products Inc.			7,367,250	171,878
Linear Technology Corp.			3,602,970	99,622
Microsoft Corp.			652,200	16,233
				676,936
Materials (1.1%)
EI du Pont de Nemours & Co.			2,551,590	101,987
Nucor Corp.			2,660,420	84,176
Packaging Corp. of America			2,105,280	49,053
PPG Industries Inc.			245,460	17,344
				252,560
Telecommunication Services (1.7%)
AT&T Inc.			9,405,975	268,258
Vodafone Group plc ADR			4,884,400	125,285
				393,543
Utilities (2.6%)
Xcel Energy Inc.			5,323,890	131,447
NextEra Energy Inc.			1,797,810	97,118
American Electric Power Co. Inc.			2,215,960	84,251
Cia Energetica de Minas Gerais ADR			4,587,190	68,074
Northeast Utilities			2,002,310	67,378
Dominion Resources Inc.			1,268,150	64,384
PG&E Corp.			1,483,610	62,771
PPL Corp.			1,049,660	29,957
				605,380

Total Common Stocks (Cost $7,390,557)				8,288,344

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Temporary Cash Investments (1.8%)
Repurchase Agreements (1.8%)
Bank of America Securities, LLC(Dated 9/30/11,
Repurchase Value $60,700,000, collateralized by
Federal Home Loan Mortgage Corp. 5.500%, 3/1/36,
Federal National Mortgage Assn. 3.817%, 9/1/40)	0.080%	10/3/11	60,700	60,700
Deutsche Bank Securities, Inc.
(Dated 9/30/11, Repurchase Value $76,000,000,
collateralized by U.S. Treasury Note/Bond 0.125%,
9/30/13)	0.050%	10/3/11	76,000	76,000
HSBC Bank USA(Dated 9/30/11, Repurchase Value
$119,201,000, collateralized by Federal Home Loan
Mortgage Corp. 4.500%-6.000%, 8/1/37-10/1/40)	0.080%	10/3/11	119,200	119,200
RBS Securities, Inc.(Dated 9/30/11, Repurchase Value
$163,002,000, collateralized by Government National
Mortgage Assn. 1.950%-5.390%, 5/20/60-9/20/61)	0.140%	10/3/11	163,000	163,000
				418,900

Total Temporary Cash Investments (Cost $418,900)				418,900

Total Investments (99.2%) (Cost $21,009,672)				22,892,158

Other Assets and Liabilities—Net (0.8%) 9				178,992

Net Assets (100%)				23,071,150

1 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2011.

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2011

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, the aggregate value of these securities was $1,704,807,000, representing 7.4% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
7 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Cash of $6,878,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

13

© 2011 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 270 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $27,000
Fiscal Year Ended September 30, 2010: $26,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see file Number 33-23444, Incorporated by Reference.